UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2002

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28637	58-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 478-0500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events

BioSante Pharmaceuticals, Inc. reports that a press release, a copy of which is filed herewith as Exhibit 99.1, was issued on June 3, 2002.  The press release announced that effective as of 5:00 p.m., Central Daylight Savings Time, on May 31, 2002, BioSante Pharmaceuticals has effected a 1-for-10 reverse split of its issued and outstanding common stock and class C special stock.  In connection with the reverse split, BioSante’s trading symbol changed from “BTPH” to “BISP.”

Item 7.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

                                Not Applicable

(b)           Pro Forma Financial Information.

                                Not Applicable

                (c)           Exhibits.

                                Exhibit No.                 Description

                                Ex. 99.1                       Press Release dated June 3, 2002 (filed herewith electronically).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

By:/s/ Phillip B. Donenberg

Phillip B. Donenberg

Chief Financial Officer, Treasurer and Secretary

Dated:   June 3, 2002

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Press Release of BioSante Pharmaceuticals, Inc. issued June 3, 2002	Filed herewith